Exhibit 99.1

Jabil Posts First Quarter Results

Reiterates Amended Fiscal Year 2024 Financial Outlook

ST. PETERSBURG, Fla. – December 14, 2023 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its first quarter of fiscal year 2024.

“As previously announced, we experienced a broad-based softening in demand during the final stretch of our first quarter, which you can see reflected in our first quarter revenue,” said CEO Kenny Wilson. “Despite softer demand, the team delivered good year-over-year growth in core margins and core earnings per share,” he added.

First Quarter of Fiscal Year 2024 Highlights:

•	Net revenue: $8.4 billion

•	U.S. GAAP operating income: $303 million

•	U.S. GAAP diluted earnings per share: $1.47

•	Core operating income (Non-GAAP): $499 million

•	Core diluted earnings per share (Non-GAAP): $2.60

Second Quarter of Fiscal Year 2024 Outlook:

• Net revenue	$7.0 billion to $7.6 billion
• U.S. GAAP operating income (1)	$216 million to $301 million
• U.S. GAAP diluted earnings per share (1)	$0.77 to $1.37 per diluted share
• Core operating income (Non-GAAP) (2)	$339 million to $399 million
• Core diluted earnings per share (Non-GAAP) (2)	$1.73 to $2.13 per diluted share

(1)	Excludes the anticipated gain on the divestiture of the Mobility business.
(2)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $6 million for amortization of intangibles (or $0.05 per diluted share), $17 million for stock-based compensation expense and related charges (or $0.13 per diluted share) and $100 million to $75 million (or $0.78 to $0.58 per diluted share) for restructuring, severance and related charges.

Fiscal Year 2024 Updated Outlook:

• Net revenue	$31 billion
• Core operating margin (Non-GAAP)	5.3% - 5.5%
• Core diluted earnings per share (Non-GAAP)	$9.00+ per diluted share
• Adjusted Free Cash Flow (Non-GAAP)	$1+ billion

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net and costs from the divestiture of businesses plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our first quarter of fiscal year 2024 and our guidance for future financial performance in our second quarter of fiscal year 2024 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges) and our full year 2024 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP) results, the components thereof and Adjusted Free Cash Flow (Non-GAAP)). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Forward-looking statements could be affected by the following factors, among others, related to the sale of the Mobility business to BYD Electronic (International) Company Limited (“BYDE”): the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement, or the failure to satisfy closing conditions and consummate the potential transaction; the ability of Jabil or BYDE to obtain required regulatory approvals for the potential transaction and the timing and conditions for such approvals, which may be obtained sooner than expected; the ability to obtain any approval required from the stockholders of BYDE; disruption from the potential transaction, including potential adverse changes to relationships with customers, employees, suppliers or other parties resulting from the failure to consummate the potential transaction; potential proceedings relating to the potential transaction that could be instituted against Jabil; unexpected costs or unexpected liabilities that may arise from the potential transaction, whether or not consummated; the inability to retain key personnel; the impact of changes in economic, market, political or social conditions; and future regulatory or legislative actions that could adversely affect the parties. Other factors that could impact forward-looking statements include, but are not limited to: our determination as we finalize our financial results for our first quarter of fiscal year 2024 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; the effect of COVID-19 on our operations, sites, customers and supply chain; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2023 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.

Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the first quarter of fiscal year 2024. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 250,000 employees across 100 locations in

30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

Adam_Berry@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	November 30, 2023 (unaudited)	August 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$1,550	$1,804
Accounts receivable, net	3,693	3,647
Contract assets	1,090	1,035
Inventories, net	5,124	5,206
Prepaid expenses and other current assets	1,235	1,109
Assets held for sale	1,962	1,929

Total current assets	14,654	14,730
Property, plant and equipment, net	3,134	3,137
Operating lease right-of-use asset	354	367
Goodwill and intangible assets, net	838	763
Deferred income taxes	155	159
Other assets	279	268

Total assets	$19,414	$19,424

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$—	$—
Accounts payable	5,630	5,679
Accrued expenses	5,840	5,515
Current operating lease liabilities	96	104
Liabilities held for sale	1,464	1,397

Total current liabilities	13,030	12,695
Notes payable and long-term debt, less current installments	2,876	2,875
Other liabilities	342	319
Non-current operating lease liabilities	269	269
Income tax liabilities	118	131
Deferred income taxes	243	268

Total liabilities	16,878	16,557

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,827	2,795
Retained earnings	4,595	4,412
Accumulated other comprehensive loss	(6)	(17)
Treasury stock, at cost	(4,881)	(4,324)

Total Jabil Inc. stockholders’ equity	2,535	2,866
Noncontrolling interests	1	1

Total equity	2,536	2,867

Total liabilities and equity	$19,414	$19,424

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three months ended
	November 30, 2023	November 30, 2022
Net revenue	$8,387	$9,635
Cost of revenue	7,612	8,892

Gross profit	775	743
Operating expenses:
Selling, general and administrative	314	319
Research and development	10	9
Amortization of intangibles	6	8
Restructuring, severance and related charges	127	45
Costs from the divestiture of businesses	15	—

Operating income	303	362
Interest and other, net	68	63

Income before income tax	235	299
Income tax expense	41	76

Net income	194	223
Net income attributable to noncontrolling interests, net of tax	—	—

Net income attributable to Jabil Inc.	$194	$223

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$1.49	$1.65

Diluted	$1.47	$1.61

Weighted average shares outstanding:
Basic	129.6	134.8

Diluted	132.1	138.0

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Three months ended
	November 30, 2023	November 30, 2022
Cash flows provided by operating activities:
Net income	$194	$223
Depreciation, amortization, and other, net	206	263
Change in operating assets and liabilities, exclusive of net assets acquired	48	(320)

Net cash provided by operating activities	448	166

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(288)	(314)
Proceeds and advances from sale of property, plant and equipment	13	150
Cash paid for business and intangible asset acquisitions, net of cash	(59)	—
Proceeds from the divestiture of businesses	258	—
Other, net	1	(12)

Net cash used in investing activities	(75)	(176)

Cash flows used in financing activities:
Borrowings under debt agreements	395	1,026
Payments toward debt agreements	(436)	(1,061)
Payments to acquire treasury stock	(500)	(161)
Dividends paid to stockholders	(12)	(12)
Treasury stock minimum tax withholding related to vesting of restricted stock	(67)	(33)

Net cash used in financing activities	(620)	(241)

Effect of exchange rate changes on cash and cash equivalents	(7)	(10)

Net decrease in cash and cash equivalents	(254)	(261)
Cash and cash equivalents at beginning of period	1,804	1,478

Cash and cash equivalents at end of period	$1,550	$1,217

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three months ended
	November 30, 2023	November 30, 2022
Operating income (U.S. GAAP)	$303	$362

Amortization of intangibles	6	8
Stock-based compensation expense and related charges	46	42
Restructuring, severance and related charges(1)	127	45
Net periodic benefit cost	2	4
Costs from the divestiture of businesses	15	—

Adjustments to operating income	196	99

Core operating income (Non-GAAP)	$499	$461

Net income attributable to Jabil Inc. (U.S. GAAP)	$194	$223
Adjustments to operating income	196	99
Net periodic benefit cost	(2)	(4)
Adjustments for taxes	(45)	1

Core earnings (Non-GAAP)	$343	$319

Diluted earnings per share (U.S. GAAP)	$1.47	$1.61

Diluted core earnings per share (Non-GAAP)	$2.60	$2.31

Diluted weighted average shares outstanding (U.S. GAAP & Non-GAAP)	132.1	138.0

(1)	Charges recorded during the three months ended November 30, 2023, related to the 2024 Restructuring Plan.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Three months ended
	November 30, 2023	November 30, 2022
Net cash provided by operating activities (U.S. GAAP)	$448	$166
Acquisition of property, plant and equipment (“PP&E”)(1)	(288)	(314)
Proceeds and advances from sale of PP&E(1)	13	150

Adjusted free cash flow (Non-GAAP)	$173	$2

(1)

Certain customers co-invest in PP&E with us. As we acquire PP&E, we recognize the cash payments in acquisition of PP&E. When our customers reimburse us and obtain control, we recognized the cash receipts in proceeds and advances from the sale of PP&E.